SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: Sepemtemr 22, 2004


                     Global Environmental Energy Corporation
            --------------------------------------------------------
             (Exact name of registrant as specified by its charter)


     Bahamas                       33-24483-NY           00-0000000
------------------------       -----------------    ------------------
(State or other jurisdic-      (Commission File     (IRS Employer
tion of incorporation)          Number)             Identification Number)


MAGNA CARTA COURT
PARLIAMENT & SHIRLEY STREETS
P.O. BOX N-918
NASSAU, BAHAMAS                                                N/A
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(address of principal executive offices)                   (zip code)


4640 South Carrollton Ave Suite 2A-6
New Orleans, La                                                70199
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(address of principal business offices)                    (zip code)


Registrant's telephone number, including area code: (877) 723-6315


                     Life Energy & Technology Holdings, Inc
                 7537 Leesburg Pike #200 Falls Church, VA 22043
            --------------------------------------------------------
          (Former name or former address, if changes since last report)

ITEM 8.01  OTHER EVENTS.

On September 20, 2004 Global Environmental Energy Corp commenced trading under the trading symbol "GEECE" The symbol change is a result of the implementation of the OTC Bulletin Board (R) Eligibility Rule. Upon the Company's completion of its filed Form 10-K with the Security and Exchange Commission (SEC), the Company should return to its primary trading designation.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

None

(b)  Pro forma financial statements.

None

(c) Exhibits. These exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601), or Item 601 of Regulation S-B (17 CFR 228.601) and Instruction B.2 to this form.

Exhibit No.    Description
----------------------------------------------------------------------

22.1  *        Press Release dated September 20, 2004.

-----------------

*    Filed herewith


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        Global Environmental Energy Corp.


By: /s/ Dr CA McCormack
---------------------------
Dr CA McCormack,
B.Sc., Ph.D., N.I.H.C., M.PS., M.ARVO., F.F., Ful.S.,
President & Chief Executive Officer,
Global Environmental Energy Corp.
for and on behalf of Global Environmental Energy Corp.

Date: September 22, 2004